UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

KAMAN CORPORATION

(Name of Registrant as specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing party:

(4)	Date Filed:

Notes:

Kaman Corporation

1332 Blue Hills Avenue, Bloomfield, CT 06002

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Wednesday, April 16, 2008

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following Proxy Materials are available for you to review online at:

http://bnymellon.mobular.net/bnymellon/KAMN

•	the Company’s 2008 Proxy Statement (including all attachments thereto);
•	the Proxy Card;
•	the Company Annual Report for the year ended December 31, 2007 (which is not deemed to be part of the official proxy soliciting materials); and
•	any amendments to the foregoing materials that are required to be furnished to stockholders.

If you would like to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 9, 2008 to facilitate timely delivery.

Dear Shareholder:

The 2008 Annual Meeting of Shareholders of Kaman Corporation (the “Company”) will be held at the Company, 1332 Blue Hills Avenue, Bloomfield, CT 06002, on Wednesday, April 16, 2008, at 11:00 a.m. (local time).

Proposals to be considered at the Annual Meeting are as follows:

(1)	to elect one (1) Class 2 Director, being Neal J. Keating and three (3) Class 3 Directors, being Brian E. Barents, Edwin A. Huston and Thomas W. Rabaut;
(2)	to approve the Company’s Cash Bonus Plan (Amended and Restated as of January 1, 2008);
(3)	ratification of appointment of KPMG LLP as independent registered public accounting firm for the Company.

The Board of Directors recommends a vote “FOR” Items 1, 2 and 3.

These items of business are more fully described in the Company’s 2008 Proxy Statement. The close of business on February 19, 2008 has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof.

CONTROL NUMBER

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found on our website, www.kaman.com.

To request a paper copy of the Proxy Materials, please call toll free 1-888-313-0164, or you may request a paper copy by email at shrrelations@bnymellon.com, or by logging onto

http://bnymellon.mobular.net/bnymellon/KAMN.

ACCESSING YOUR PROXY MATERIALS ONLINE

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for Kaman Corporation are available to review at:

http://bnymellon.mobular.net/bnymellon/KAMN

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET

Use the Internet to vote your shares. Have this notice in hand when you access the above web site.

On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares